UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Aeolus Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AEOLUS PHARMACEUTICALS, INC.
23811 Inverness Place
Laguna Niguel, California 92677

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 27, 2006

TO THE STOCKHOLDERS OF AEOLUS PHARMACEUTICALS, INC.:

The Special Meeting of Stockholders of Aeolus Pharmaceuticals, Inc. (“Aeolus” or the “Company”) will be held at the offices of Paul, Hastings, Janofsky & Walker LLP at 3579 Valley Centre Drive, San Diego, California 92130, on Friday, October 27, 2006, at 10:00 a.m., Pacific Time, for the following purposes:

1.  To consider and act upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock of Aeolus from 50,000,000 shares to 150,000,000 shares; and

2.   To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

These items are more fully described in the attached proxy statement.

The Board of Directors has fixed the close of business on September 27, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. A list of stockholders of Aeolus entitled to vote at the meeting will be available for examination by a stockholder at Aeolus’ offices for the ten days prior to the meeting during normal business hours. All such stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote your proxy as promptly as possible. Any stockholder attending the meeting may vote in person, even if such stockholder has previously returned a proxy.

Aeolus’ proxy statement and proxy are enclosed.

IMPORTANT—YOUR PROXY IS ENCLOSED

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE
YOUR PROXY ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD.

By Order of the Board of Directors,

By:	/s/ Michael P. McManus
Michael P. McManus
Chief Financial Officer, Treasurer and Secretary

Laguna Niguel, California
October 2, 2006

AEOLUS PHARMACEUTICALS, INC.
23811 Inverness Place
Laguna Niguel, California 92677

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 27, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING

Proxies are being solicited by the Board of Directors of Aeolus Pharmaceuticals, Inc., a Delaware corporation (“Aeolus” or the “Company”), for use at Aeolus’ Special Meeting of Stockholders (the “Special Meeting”) to be held at the offices of Paul, Hastings, Janofsky & Walker LLP at 3579 Valley Centre Drive, San Diego, California 92130, at 10:00 a.m., Pacific Time, on Friday, October 27, 2006, and any adjournments or postponements thereof. The cost of soliciting proxies will be borne solely by Aeolus. In addition to solicitation of proxies by mail, employees and consultants of Aeolus, without extra remuneration, may solicit proxies personally or by telephone. Aeolus will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. The mailing address of the principal executive offices of Aeolus is 23811 Inverness Place, Laguna Niguel, California 92677. Copies of this proxy statement and accompanying proxy card are being mailed to stockholders on or about October 2, 2006.

Revocability of Proxies

Any stockholder giving a proxy has the power to revoke it at any time before it is voted at the Special Meeting by giving a later proxy or written notice to Aeolus (Attention: Michael P. McManus, Secretary), or by attending the Special Meeting and voting in person.

Voting

When the enclosed proxy is properly executed and returned (and not subsequently properly revoked), the shares it represents will be voted in accordance with the directions indicated thereon, or, if no direction is indicated thereon, it will be voted:

1.   FOR the amendment of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the authorized number of shares of common stock of the Company (the “Common Stock”) from 50,000,000 shares to 150,000,000 shares; and

2.	In the discretion of the proxies with respect to any other matters properly brought before the stockholders at the Special Meeting.

Record Date

Only the holders of record of Common Stock and Series B Convertible Preferred Stock (the “Series B Preferred”) at the close of business on the record date, September 27, 2006 (the “Record Date”), are entitled to notice of and to vote at the meeting. On the Record Date, 29,244,416 shares of Common Stock and 475,087 shares of Series B Preferred were outstanding. Each holder of Common Stock as of the Record Date will be entitled to one vote on each proposal for each share of Common Stock held as of such date. Each holder of Series B Preferred as of the Record Date shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Preferred were convertible on the Record Date, at the then current conversion value as determined pursuant to the Charter, which results in one vote per share of Series B Preferred outstanding on September 27, 2006. As a result, a total of 29,719,503 votes may be cast by all stockholders at the Special Meeting.

Vote Required

The required quorum for the transaction of business at the Special Meeting is a majority of the Company’s capital stock issued and outstanding on the Record Date and entitled to be voted at the meeting, present in person or represented by proxy. Votes withheld from any voting will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will be excluded from the vote on any proposal. On Proposal 1, the affirmative vote of the following shares of Aeolus’ capital stock present or represented and voting on the proposal at the meeting is required for approval: (i) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), holders of a majority of the outstanding shares of Common Stock and Series B Preferred, voting together as a single class on an as-converted to Common Stock basis, (ii) pursuant to the DGCL, holders of a majority of the outstanding shares of Common Stock, voting as a separate class; and (iii) Goodnow Capital, L.L.C. (“Goodnow”), pursuant to the terms of a Debenture and Warrant Purchase Agreement between Aeolus and Goodnow.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, Aeolus believes that abstentions should be counted for purposes of determining both whether a quorum is present at the meeting and the total number of shares represented and voting on the proposals at the meeting. Aeolus intends to treat abstentions in this manner, which means they will have the same effect as votes against each proposal.

In a 1988 case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in this manner. Broker non-votes with respect to any proposal will therefore not be considered represented and voting and, accordingly, will not affect the determination as to whether the requisite vote has been obtained to approve a proposal.

Therefore, abstentions will have the same practical effect as votes against a proposal, and broker non-votes will not have any effect on the outcome of the vote.

OTHER INFORMATION

Principal Stockholders

The following tables set forth certain information regarding the ownership of shares of Common Stock and Series B Preferred as of the Record Date by each person and entity known by Aeolus to beneficially own more than 5% of the outstanding shares of each class of the Company’s outstanding capital stock, each of Aeolus’ directors, each of Aeolus’ Named Executive Officers and all of Aeolus’ directors and executive officers as a group. Aeolus’ “Named Executive Officers” are the Company’s Chief Executive Officer, its four other most highly compensated executive officers who served in such capacities as of the end of fiscal 2005, one other individual who served as Chief Executive Officer of the Company during fiscal 2005, and two other former executive officers who would have been among the Company's five most highly compensated executive officers for fiscal 2005 but for the fact that such former officers were no longer employed by the Company at the end of fiscal 2005. All information in the table below is presented as of September 13, 2006, unless otherwise indicated.

	Preferred Stock		Common Stock
Identity of Owner or Group (1)(2)	Beneficially Owned	Percentage Owned (3)	Beneficially Owned		Percentage Owned (4)

Directors:
David C. Cavalier	-	-	6,597,042	(5)	21.0%
John M. Farah, Jr., Ph.D. (6)	-	-	22,591		*
Joseph J. Krivulka (6)	-	-	45,777		*
Amit Kumar, Ph.D. (6)	-	-	45,777		*
Michael E. Lewis, Ph.D. (6)	-	-	45,777		*
Chris A. Rallis (6)	-	-	45,777		*
Peter D. Suzdak, Ph.D. (6)	-	-	45,777		*

Named Executive Officers:
Elaine Alexander, M.D. (6)	-	-	58,000		*
Richard P. Burgoon, Jr. (7)	-	-	269,250		*
James D. Crapo, M.D. (6)	-	-	277,666		*
Brian Day, Ph.D. (6)	-	-	40,903		*
Shayne C. Gad, Ph.D. (6)	-	-	62,500		*
John L. McManus (8)	-	-	207,500		*
Michael P. McManus (9)	-	-	49,850		*
Richard W. Reichow (10)	-	-	331,977		1.1%
All directors and executive officers as a group (12 persons)	-	-	7,474,021	(11)	23.3%

5% Stockholders:
BVF Partners, L.P.	-	-	1,881,869	(12)	6.3%
900 N. Michigan Ave, Suite 1100
Chicago IL 60611

Efficacy Biotech Master Fund Ltd.	-	-	20,660,000	(13)	51.5%
11622 El Camino Real, Suite 100
San Diego, CA 92130

Elan Corporation, plc	475,087	100.0%	475,087		1.6%
Lincoln House
Lincoln Place
Dublin 2, Ireland

Great Point Partners, LLC	-	-	1,704,747	(14)	5.7%
2 Pickwick Plaza, Suite 450
Greenwich, CT 06830

Xmark Asset Management, LLC	-	-	15,917,353	(15)	50.7%
and its affiliates
301 Tresser Blvd, Suite 1320
Stamford, CT 06901

* Less than one percent

(1) Unless otherwise indicated, the address of all the stockholders is: c/o Aeolus Pharmaceuticals, Inc., 23811 Inverness Place, Laguna Niguel, California 92677.

(2) This table is based upon information supplied by our executive officers, directors and principal stockholders and Schedule 13Gs filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3) Percent of shares beneficially owned by any stockholder is calculated by dividing the number of shares of preferred stock beneficially owned by that stockholder by the sum of the number of shares of preferred stock outstanding as of September 13, 2006, and the number of shares of preferred stock as to which that stockholder has the right to acquire voting or investment power as of September 13, 2006, or within 60 days thereafter.

(4) Percent of shares beneficially owned by any stockholder is calculated by dividing the number of shares of Common Stock beneficially owned by that stockholder by the sum of the number of shares of Common Stock outstanding as of September 13, 2006, and the number of shares of Common Stock as to which that stockholder has the right to acquire voting or investment power as of September 13, 2006, or within 60 days thereafter.

(5) Includes 45,000 shares of Common Stock issuable upon the exercise of options held by Mr. Cavalier; 1,351,325 shares of Common Stock owned by Xmark Opportunity Fund, L.P.; 2,026,986 shares of Common Stock owned by Xmark Opportunity Fund, Ltd.; 1,023,731 shares of Common Stock owned by Xmark JV Investment Partners, LLC; 660,000 shares of Common Stock issuable upon exercise of warrants held by Xmark Opportunity Fund, L.P.; 990,000 shares of Common Stock issuable upon exercise of warrants held by Xmark Opportunity Fund, Ltd.; and 500,000 shares of Common Stock issuable upon exercise of warrants held by Xmark JV Investment Partners, LLC. Xmark Opportunity Partners, LLC is the sole member of the investment manager of Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd., and is the investment manager of Xmark JV Investment Partners, LLC. The sole managing member of Xmark Opportunity Partners, LLC is Xmark Capital Partners, LLC. The members of Xmark Capital Partners, LLC are Mitchell D. Kaye and Mr. Cavalier. Messrs Kaye and Cavalier share voting and investment power with respect to all securities beneficially owned by Xmark Opportunity Partners, LLC.

(6) Consists solely of shares issuable upon exercise of options held by the named individual.

(7) Includes 144,248 shares owned and 125,002 shares issuable upon exercise of options held by Mr. Burgoon.

(8) Includes 25,000 shares owned and 182,500 shares issuable upon exercise of options held by Mr. John McManus.

(9) Includes 3,600 shares owned and 46,250 shares issuable upon exercise of options held by Mr. Michael McManus.

(10) Includes 42,388 shares owned and 289,589 shares issuable upon exercise of options held by Mr. Reichow.

(11) Includes shares of Common Stock beneficially owned by the Company’s directors and the following executive officers: Dr. Alexander; Mr. Burgoon; Dr. Day; Mr. John McManus and Mr. Michael McManus. See footnotes (6), (7), (8) and (9) above.

(12) Includes 391,513 shares of Common Stock and warrants to purchase 170,000 shares of Common Stock held by Biotechnology Value Fund, L.P.; 268,279 shares of Common Stock and warrants to purchase 116,000 shares of Common Stock held by Biotechnology Value Fund II, L.P.; 65,259 shares of Common Stock and warrants to purchase 28,336 shares of Common Stock held by Investment 10, LLC; and 586,818 shares of Common Stock and warrants to purchase 255,664 shares of Common Stock held by BVF Investments, LLC. BVF Partners L.P. is the general partner of Biotechnology Fund, L.P. and Biotechnology Fund II, L.P., the attorney-in-fact of Investment 10, LLC and the managing partner of BVF Investments, LLC. Mark N. Lampert has voting and/or investment power over these shares.

(13) Includes 9,800,000 shares of Common Stock and warrants to purchase 10,860,000 shares of Common Stock held by Efficacy Biotech Master Fund Ltd. Efficacy Capital is the investment manager of Efficacy Biotech Master Fund Ltd. Mark Lappe and Jon Faiz Kayyem have shared voting and dispositive power over these shares.

(14) Includes 680,000 shares of Common Stock and warrants to purchase 272,000 shares of Common Stock held by Biomedical Value Fund, L.P.; and 524,727 shares of Common Stock and warrants to purchase 228,000 shares of Common Stock held by Biomedical Offshore Value Fund, Ltd. Great Point Partners, LLC is the investment manager of Biomedical Value Fund, L.P. 1,000,000 shares of its Common Stock holdings and 400,000 shares issuable upon exercise of warrants are subject to a voting trust agreement by and among Biomedical Value Fund, L.P., Biomedical Value Fund, Ltd., Xmark Asset Management, LLC and the Company. Mitchell D. Kaye has sole voting power over these shares.

(15) Includes 8,107,059 shares of Common Stock owned by Goodnow; 143,354 shares of Common Stock owned by Xmark Fund, L.P.; 114,898 shares of Common Stock owned by Xmark Fund, Ltd.; 1,351,325 shares of Common Stock owned by Xmark Opportunity Fund, L.P.; 2,026,986 shares of Common Stock owned by Xmark Opportunity Fund, Ltd.; 1,023,731 shares of Common Stock owned by Xmark JV Investment Partners, LLC; 660,000 shares of Common Stock issuable upon exercise of warrants held by Xmark Opportunity Fund, L.P.; 990,000 shares of Common Stock issuable upon exercise of warrants held by Xmark Opportunity Fund, Ltd.; 500,000 shares of Common Stock issuable upon exercise of warrants held by Xmark JV Investment Partners, LLC; and 1,000,000 shares of Common Stock that Xmark Asset Management, LLC has the right to vote pursuant to a voting trust agreement by and among Biomedical Value Fund, L.P., Biomedical Value Fund, Ltd., Xmark Asset Management, LLC and the Company. Xmark Asset Management, LLC is the investment manager of Xmark Fund, L.P. and Xmark Fund, Ltd., and the sole manager of Goodnow. Xmark Opportunity Partners, LLC is the sole member of the investment manager of Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd., and is the investment manager of Xmark JV Investment Partners, LLC. The sole managing member of Xmark Opportunity Partners, LLC is Xmark Capital Partners, LLC. The members of Xmark Capital Partners, LLC are Mitchell D. Kaye and David C. Cavalier. Messrs. Kaye and Cavalier share voting and investment power with respect to all securities beneficially owned by Xmark Opportunity Partners, LLC. Mr. Cavalier also is an employee of Xmark Asset Management, LLC. Mr. Kaye has sole voting and/or investment power with respect to all securities beneficially owned by Xmark Asset Management, LLC.

Series B Convertible Preferred Stock

As of the Record Date, there were 475,087 shares of Series B Preferred issued and outstanding. Each share of Series B Preferred was convertible into one share of Common Stock as of the Record Date. The Series B Preferred is non-voting except for matters specifically relating to the rights of the Series B Preferred, as provided in the Charter, and as otherwise required pursuant to Delaware law.

Common Stock

As of the Record Date, there were 29,244,216 shares of Common Stock issued and outstanding.

PROPOSAL NO. 1 -

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK

Currently, there are 50,000,000 shares of Common Stock and 10,000,000 shares of preferred stock authorized under the Charter.

The Board of Directors has unanimously adopted a resolution to seek stockholder approval of an amendment to the Charter to increase the Company’s authorized number of shares of Common Stock from 50,000,000 shares to 150,000,000 shares. If the proposal is approved at the Special Meeting, the Company will have an aggregate of 160,000,000 shares of capital stock authorized under the Charter. The Board of Directors adopted this Charter amendment, subject to stockholder approval, in order to ensure that the Company would have sufficient shares of Common Stock available for additional issuances in the future. If the stockholders approve the amendment at the Special Meeting, it will become effective upon the filing of a Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware, which we expect to occur promptly following the Special Meeting.

The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. Under our Charter, our stockholders do not have preemptive rights with respect to our Common Stock. Thus, should our Board of Directors elect to issue additional shares of our Common Stock, existing holders of our Common Stock would not have any preferential rights to purchase such shares.

In addition to the 29,244,416 shares of Common Stock outstanding on September 27, 2006, options to purchase an aggregate of 3,088,952 shares of Common Stock were outstanding under our stock option plans, 765,559 shares of Common Stock were reserved for the future issuance of stock options under our stock option plans, 15,848,759 shares of Common Stock were issuable upon the exercise of outstanding warrants, 475,087 shares of Common Stock were reserved for the conversion of outstanding shares of Series B Preferred, and 22,103 shares of Common Stock were reserved for the conversion of an outstanding convertible promissory note. Accordingly, on a fully-diluted basis, we had 49,444,876 shares of Common Stock outstanding as of the Record Date.

At present, the Board of Directors has no immediate and specific plans to issue the additional shares of Common Stock. It desires to have the shares available to enable us to have a sufficient number of shares reserved under our equity incentive plan and to provide additional flexibility to use Common Stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval, subject to applicable laws that may require stockholder approval for certain issuances of additional shares. These purposes may include: raising capital; establishing strategic relationships with other companies; expanding our business or product lines through the acquisition of other businesses or products; and other purposes.

The additional shares of Common Stock that would become available for issuance if this Proposal 1 is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this Proposal 1 to increase the authorized Common Stock has been prompted by the business and financial considerations described herein and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 1 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If this Proposal 1 is approved, the Charter will be amended in substantially the form set forth in the Certificate of Amendment attached hereto as Appendix A. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the Office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to increase the authorized shares of Common Stock. The text of the existing Charter, including all amendments thereto, may be obtained upon written request directed to the Company’s Secretary at Aeolus Pharmaceuticals, Inc., 23811 Inverness Place, Laguna Niguel, California 92121, and is also available free of charge through the SEC’s website at www.sec.gov.

The affirmative vote of the following is required to approve the amendment to the Charter to increase in the number of authorized shares of Common Stock: (i) holders of a majority of the outstanding shares of Common Stock and Series B Preferred, voting together as a single class on an as-converted to Common Stock basis; (ii) holders of a majority of the outstanding shares of Common Stock, voting together as a separate class; and (iii) Goodnow. As a result, abstentions and broker non-votes will have the same effect as negative votes.

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the amendment of the Charter to increase the authorized shares of Common Stock, and we will not independently provide stockholders with any such right.

The Board of Directors has approved and recommends that stockholders vote “FOR” the amendment of the Charter to increase the authorized number of shares of Common Stock as set forth in Proposal 1.

Deadline for Stockholder Proposals for 2007 Annual Meeting of Stockholders

Stockholder proposals to be included in Aeolus’ proxy statement relating to the Annual Meeting of Stockholders of Aeolus were due by October 2, 2006. To be included, all submissions received on or before such date must have complied with the requirements of Rule 14a-8 promulgated under the Exchange Act. Stockholders having proposals that they desire to present at the 2007 Annual Meeting that are not to be included in the proxy materials for the 2007 Annual Meeting, or stockholders who wish to nominate a director for such meeting, must generally do so not less than 50 days nor more than 75 days prior to the 2007 Annual Meeting. Stockholders are also advised to review the Company’s Bylaws, which may be requested at the address below, and which contain additional requirements about advance notice of stockholder proposals and director nominations. Proposals should be mailed to Michael P. McManus, Corporate Secretary, Aeolus Pharmaceuticals, Inc., 23811 Inverness Place, Laguna Niguel, California 92677.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, brokers with account holders who are Aeolus stockholders will be householding the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Michael P. McManus, Corporate Secretary, Aeolus Pharmaceuticals, Inc., 23811 Inverness Place, Laguna Niguel, California 92677. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Other Matters

The Board of Directors knows of no other business to be brought before the meeting, but it is intended that, as to any such other business, the shares will be voted pursuant to the proxy in accordance with the best judgment of the person or persons acting thereunder.

Appendix A

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
AEOLUS PHARMACEUTICALS, INC.

AEOLUS PHARMACEUTICALS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL” ), does hereby certify:

FIRST: The name of the Corporation is AEOLUS PHARMACEUTICALS, INC. The date on which the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is April 10, 1995.

SECOND: This Certificate of Amendment amends certain provisions of the Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate” ), and has been duly adopted by the Board of Directors of the Corporation acting in accordance with the provisions of Section 242 of the DGCL, and further adopted in accordance with the provisions of Sections 211 and 242 of the DGCL by the stockholders of the Corporation.

THIRD: the first paragraph of Article Fourth of the Restated Certificate will be amended to read in its entirety as follows:

“FOURTH: Authorization. The total number of shares of stock that the Corporation shall be authorized to issue is One Hundred Sixty Million (160,000,000) shares of stock, with One Hundred Fifty Million (150,000,000) shares designated Common Stock, each having $0.001 par value, and Ten Million (10,000,000) shares of Preferred Stock, each having $0.01 par value, of which One Million Two Hundred Fifty Thousand (1,250,000) shares are designated Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and Six Hundred Thousand (600,000) shares are designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The Series A Preferred Stock shall have the terms and provisions set forth in Appendix B attached hereto. The Series B Preferred Stock shall have the terms and provisions set forth in Appendix A attached hereto.”

IN WITNESS WHEREOF, AEOLUS PHARMACEUTICALS, INC. has caused this Certificate of Amendment to be signed by its President as of                  , 2006.

AEOLUS PHARMACEUTICALS, INC.

This Proxy is Solicited by the Board of Directors

PROXY

The undersigned, a stockholder of Aeolus Pharmaceuticals, Inc., a Delaware corporation, hereby constitutes and appoints Michael P. McManus attorney and proxy with full power of substitution to act and vote all shares of the undersigned at the Special Meeting of Stockholders of Aeolus to be held at the offices of Paul, Hastings, Janofsky & Walker LLP at 3579 Valley Centre Drive, San Diego, California 92130 on October 27, 2006, commencing at 10:00 a.m., Pacific Time, and any adjournment(s) or postponement(s) thereof. The undersigned hereby directs this proxy to be voted as follows:

(Continued and to be signed on other side)

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
SPECIAL MEETING OF STOCKHOLDERS OF

AEOLUS PHARMACEUTICALS, INC.

October 27, 2006

Please complete, date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL1.
PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]

1. To amend the Amended and Restated Certificate of Incorporation of Aeolus Pharmaceuticals, Inc. (“Aeolus”) to increase the authorized number of shares of Common Stock of Aeolus from 50,000,000 shares to 150,000,000 shares.

FOR AGAINST ABSTAIN ☐ ☐ ☐

This proxy will be voted as directed above. In the absence of any direction, this proxy will be voted “FOR” Proposal 1, with discretion to vote upon such other matters as may be brought before the meeting. Any proxy heretofore given by the undersigned for the meeting is hereby revoked and declared null and void and without any effect whatsoever.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope whether or not you plan to be present at the meeting. If you attend the meeting, you can vote either in person or by proxy.

 To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder  ______________________________________    Date: _________________

Signature of Stockholder  ______________________________________    Date: _________________

Note:
Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.